Supplement to the John Hancock Tax-Free Income Funds
                        Prospectus dated January 1, 2003




Under "SALES CHARGE REDUCTIONS AND WAIVERS", the following waiver for Class A shares as been added under "waivers for certain investors":


o For clients of selling brokers who have a signed agreement with John Hancock Funds, investments of proceeds from a non-John Hancock mutual fund redeemed within the past 120 days on which a sales charge or CDSC was paid. This waiver applies only to investments made on or before February 27, 2004. To determine if your broker/dealer is participating, refer to jhfunds.com or call 1-800-225-5291 and indicate on your application that you qualify.






November 14, 2003